EXHIBIT 10.7.1

                  Schedule of Omitted Documents in the Form of
                   Exhibit 10.7, Including Material Detail in
                  Which Such Documents Differ from Exhibit 10.7

                  1. Employment Agreement, dated as of August 24, 1999, between the Registrant and Joseph Berland, Chief Executive Officer and Chairman.

                  2. Employment Agreement, dated as of August 24, 1999, between the Registrant and Richard J. Rosenstock, President.

                  3. Employment Agreement, dated as of August 24, 1999, between the Registrant and Mark Zeitchick, Executive Vice President.

                  4. Employment Agreement, dated as of August 24, 1999, between the Registrant and Vincent Mangone, Executive Vice President.

                  5. Employment Agreement, dated as of August 24, 1999, between the Registrant and David Thalheim, Administrator.


     The form of the documents listed above does not differ in material detail from the form of Exhibit 10.7, except with respect to the position of the employee.